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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K

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             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



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       Date of Report (date of earliest event reported): October 15, 2001

                           GENEVA STEEL HOLDINGS CORP
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE            0-31020             87-0065504
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    (State or Other Jurisdiction  (Commission        (IRS Employer
           of Incorporation)      File Number)      Identification No.)

            10 SOUTH GENEVA ROAD, VINEYARD, UT                84058
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         (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code:       (801) 227-9000


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On October 16, 2001, Geneva Steel Holdings Corp filed a prospectus supplement (dated October 15, 2001) to its prospectus dated September 17, 2001 pursuant to Securities Act Rule 424(b)(3). The prospectus supplement and Amendment No. 4 to the Credit Agreement (dated as of September 28, 2001) among Geneva Steel LLC as Borrower and the Lenders and Issuers and Citicorp USA, Inc., as Agent, are attached hereto as Exhibits 99.1 and 99.2, respectively.

         This Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives of management for further operations, any statements concerning proposed new products or services, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as "believe", "may", "will", "expects", "plans", "anticipates", "estimates", "potential", or "continue" or the negative thereof or other comparable terminology.

         Although we believe that the expectations reflected in the forward-looking statements contained herein are reasonable, there can be no assurance that such expectations or any of the forward-looking statements will prove to be correct, and actual results could differ materially from those projected or assumed in the forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including those factors identified in our filings with the Securities and Exchange Commission. For example, such risks and uncertainties include market conditions for steel, future pricing and volume levels, the outcome of trade cases, import levels, demand levels, and domestic competition; our ability to reach a new labor agreement on satisfactory terms and conditions; continued access to and the adequacy of our credit facilities; our ability to meet the needs of our customers; our ability to successfully compete in the steel industry; and our ability to tightly control capital expenditures.

         The forward-looking statements in this Form 8-K are made as of the date hereof. We caution readers not to place undue reliance on such statements. We undertake no obligation to update publicly any forward-looking statement for any reason.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         The Exhibits listed on the Exhibit Index of this Form 8-K are filed herewith.


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GENEVA STEEL HOLDINGS CORP
                                   (Registrant)

Date: October 15, 2001             By: /s/ Stephen M. Bunker
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                                       Stephen M. Bunker
                                       Vice President of Finance and Treasurer


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                                 EXHIBIT INDEX

99.1 Prospectus Supplement dated October 15, 2001 to the prospectus dated September 17, 2001.

99.2 Amendment No. 4 to Credit Agreement dated as of September 28, 2001, among Geneva Steel LLC as Borrower and the Lenders and Issuers and Citicorp USA, Inc., as Agent.


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